[LOGO]    MUTUAL FUNDS
          FOR PEOPLE                              [Picture of Brick Wall]
          WHO PAY                                     [Education Sign]
          TAXES



     ANNUAL REPORT MARCH 31, 1999


[Photo of Highway at Night]            EATON VANCE
                                         NATIONAL
                                     LIMITED MATURITY
                                      MUNICIPALS FUND



[Photo of Suspension Bridge]

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999 LETTER TO SHAREHOLDERS

[LOGO] Eaton Vance National Limited Maturity Municipals Fund, Class A, had a total return of 3.9% for the year ended March 31, 1999. That return was the result of a decline in net asset value (NAV) to $10.49 on March 31, 1999 from $10.58 on March 31, 1998, and the reinvestment of $0.519 in dividends exempt from regular federal income tax.(1)

Class B shares had a total return of 3.3% for the year ended March 31, 1999, the result of a decline in NAV to $10.49 from $10.58, and the reinvestment of $0.436 in dividends exempt from regular federal income tax.(1)

Class C shares had a total return of 3.2% for the year ended March 31, 1999, the result of a decline in NAV to $9.82 from $9.92, and the reinvestment of $0.418 in dividends exempt from regular federal income tax.(1)

Based on the Fund's most recent dividends and net asset values of $10.49, $10.49, and $9.82, respectively, the Fund's Class A, B, and C shares had distribution rates of 5.10%, 4.29%, and 4.28%, respectively, at March 31, 1999.(2) SEC 30-day yields for Classes A, B, and C shares were 4.26%, 3.61%, and 3.50%, respectively, at March 31, 1999.(3)

Municipal bonds trailed Treasuries through most of 1998, but rallied in the first quarter of 1999...

Through much of 1998, the Treasury bond market advanced strongly, amid continued low inflation and fears that an Asian financial crisis could provoke an economic slowdown. Municipal bonds trailed the Treasury market through much of 1998, but gained ground in the first quarter of 1999. A heavy new issue calendar produced supply pressures for the tax-exempt market, with more than $300 billion in new municipal issues coming to market in 1998. However, in the first three months of 1999, supply eased somewhat.

Taxes remain high, while tax reform is again stalled in Congress...

The election year promises of tax cuts appear to have reached a roadblock in Washington. Meanwhile, it is estimated that the average American worked until May 10 to pay his or her taxes in 1998, according to the Tax Foundation. That poses an enormous financial burden - and an increasing challenge for those who may be simultaneously paying for college tuition, caring for elderly parents, or trying to plan for their own retirement.

Amid low inflation and growing federal budget surpluses, we believe that the outlook for bonds remains favorable. At their recent levels, municipal bonds are especially attractive. Moreover, municipal bonds remain an excellent fixed-income alternative - to diversify one's investment portfolio and to help lower one's tax burden.



                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             May 9, 1999

---------------------------------------------------------------------------------------------------------------------------------
Fund Information
as of March 31, 1999


Performance(4)        Class A   Class B   Class C                                       Five Largest Sector Weightings(5)
----------------------------------------------------------------------------------      --------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------------
One Year                3.9%      3.3%      3.2%                                        ESCROWED/PREREFUNDED            19.1%
Five Years              N.A.      5.0       4.7
Life of Fund+           6.6       5.2       3.8                                         INDUSTRIAL DEVELOPMENT BONDS  14.8%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)            GENERAL OBLIGATIONS   9.6%

----------------------------------------------------------------------------------      COGENERATION   8.8%
One Year                1.6%      0.3%      2.3%
Five Years              N.A.      5.0       4.7                                         HOSPITAL    7.1%
Life of Fund+           5.8       5.2       3.8
+Inception dates: Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.76% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1999 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

(1) These returns do not include the 2.25% maximum sales charge for the Fund's
Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B or C shares. A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax.
(2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share
(annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. Class C 1-year SEC return reflects 1%
CDSC. (5) Five largest sector weightings account for 59.4% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999 MANAGEMENT DISCUSSION

    [Photo]            An interview with
                       William H. Ahern,
William H. Ahern       portfolio manager of
Portfolio Manager      Eaton Vance National Limited
                       Maturity Municipals Fund.

                       Q: Bill, the financial markets featured a good deal of volatility in the past year. How did the intermediate segment of the municipal bond market fare in this volatile climate?

A: The past fiscal year proved a very challenging climate for fixed-income investors, with global currency crises brewing and growing economic concerns over Russia and Brazil. Intermediate-term municipals (i.e., those with maturities of between 3 and nine years) generally produced slightly lower returns than longer-term bonds for the entire year. However, when the financial markets were at their MOST volatile, intermediate-term bonds once again showed less volatility than bonds with longer-term maturities.

     The numbers tell the story. In October, financial worries in Asia, Russia and Latin America combined with the Long-Term Capital debacle to drive investors to the Treasury market. That trend significantly weakened non-Treasury markets - including municipal bonds. In the October flight to Treasuries, yields on existing 30-year municipal bonds rose from 4.97% to 5.03%. However, yields on existing five-year municipal bond yields actually DECLINED during the same period, falling from 3.92% to 3.81%. The outperformance of the intermediate sector in a period of financial turmoil demonstrated a major reason they appeal to conservative investors.

Q:   How did the market's volatility affect your strategy?

A: The Portfolio was well-positioned to weather the market's volatility. In an uncertain economic environment, fixed-income investors may seek to shorten the duration of their investments. Consistent with its investment mandate, the Portfolio maintained a shorter duration than those typically maintained by long-term funds. At March 31, the Portfolio's average dollar-weighted duration was 6.5 years. In addition, the Portfolio was extremely well diversified along market sectors and industries. Finally, the Portfolio was well-served by its premium bonds. Typically, these high-coupon issues have provided an extra measure of protection in a difficult market environment.

Q:   How have you positioned the Portfolio in recent months?

A: Escrowed bonds - bonds that have been prerefunded in anticipation of their call date and backed by Treasury bonds were the Portfolio's largest sector weighting at March 31, constituting 19.1% of the Portfolio. Industrial develop-



Portfolio Quality Weightings(1)       Portfolio Overview(1)                (1)Because the Fund is actively managed, Portfolio
-----------------------------         -------------------                     Ratings and Portfolio Overview are subject to change.
                AAA        12.9%      Number of Issues               87
                AA          7.7%      Average Rating               BBB+
[Pie Chart]     A          17.1%      Duration                 6.5 Yrs.
                Not rated  42.3%      Effective Maturity       9.1 Yrs.
                B           1.0%      Average Call             8.0 Yrs.
                BB          3.3%      Average Dollar Price      $102.00
                BBB        20.5%

-------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
-------------------------------------------------------------------------------

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999 MANAGEMENT DISCUSSION CONT'D

     ment bonds (IDB) represented another 14.8% of the Portfolio. General obligations of city, state, and agency issuers were the third largest weighting, at 9.6% of the Portfolio.

Q: Could you define industrial development bonds and indicate why you like them?

A: Certainly. Various development agencies at the state and local levels issue industrial development bonds to help promote economic and industrial development. The bonds finance public works, such as airports or port facilities; industrial developments for private companies; and pollution control facilities designed to promote a cleaner environment.

     These bonds benefit the public because they typically finance industrial projects and promote job creation; they are popular with private enterprise because they provide vital financial support; and they're appealing to investors because they may offer very attractive tax-exempt yields.

     We made a major effort to further diversify the Portfolio's IDB holdings, especially in light of an uncertain economic climate. The Portfolio's bonds financed projects for companies that included International Paper Co., American Airlines, and consumer products leader Proctor & Gamble.

-------------------------------------------------------------------------------
Your Investment at Work                                               [GRAPHIC]

  New Jersey Economic
  Development Authority
  The Chelsea at East Brunswick

- These bonds were issued to finance the construction costs of an assisted living facility in East Brunswick run by the Chelsea Management Group.

- The facility provides senior citizens with an attractive living alternative, featuring a wide array of services, including meals, housekeeping, transportation, exercise and leisure activities.

- The bond carries an exceptional 8.00% coupon. This issue was representative of the Portfolio's efforts to find good income opportunities in research-intensive, non-rated bonds.
-------------------------------------------------------------------------------

Q:   How did the Portfolio benefit from its escrowed bond holdings?

A: Escrowed bonds are bonds that have been pre-refunded by their issuers. Typically, issuers take advantage of a significant decline in interest rates, such as we've seen in recent years, to refinance outstanding debt. While the issuer is able to lower its interest costs, the outstanding bonds are backed by U.S. Treasury bonds and therefore regarded as very high quality. The Portfolio benefited because the value of these bonds increased significantly following their pre-refunding.

Q:   Are you still seeing value in the non-rated segment of the market?

A: Yes, we've continued to find value among non-rated bonds, although we've become more selective. There has been an ongoing trend in recent years toward the issuance of insured bonds. That, in turn, has created an increasingly generic municipal bond market, with fewer opportunities among single-A and double-A rated bonds. As a result, quality spreads have narrowed dramatically. Lower-rated and non-rated rated bonds have subsequently outperformed higher-rated issues such as insured bonds.

     In that changing marketplace, we have made the non-rated segment a specialty at Eaton Vance. By increasing our research and resources in this part of the market, we've been able to uncover promising non-rated opportunities. However, at this advanced state of the economic expansion, we believe it is prudent to become increasingly selective about the projects in which we participate.

Q:   In what sectors have you found opportunities in non-rated bonds?

A: Our non-rated bond holdings are very well diversified, including housing bonds, general obligations, hospitals, industrial development bonds, and senior living/life care bonds.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999 MANAGEMENT DISCUSSION CONT'D

     Senior living and life care facilities have continued to play an important role in the Portfolio. With the aging of the population, providing housing and ongoing care for senior citizens has become a growth industry.

     Senior living facilities provide a range of services that can be tailored to the particular needs of individual residents. Facilities may include apartments for those who are able to live independently, as well as more advanced care for those who need day-to-day assistance. This concept has become so popular in recent years that there is a danger of overbuilding in some areas. That is where our research and experience have given us a distinct advantage.

Q:   Bill, what is your outlook for the municipal market in the coming year?

A: For several years running, the economy has registered fairly strong growth while inflation has not posed a significant threat. That suggests a good climate for the bond market. In addition, the elimination of federal budget deficits should result in a reduced supply of bonds in coming years - another positive trend.

     As for the municipal market, there appears to be unusually good value in municipal bonds. Clearly, while many investors have enjoyed the unprecedented returns the equity market has produced in recent years, we believe it is a prudent move to re-allocate some assets to fixed-income investments, especially with increasing global tensions. The uncertainties of global politics could well contribute to more market volatility in the future. For risk-averse investors who want a competitive level of tax-free income, I believe the intermediate-term municipals merit some attention.1

     (1) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NATIONAL LIMITED MATURITY MUNCIPALS FUND, CLASS B VS. LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX*
MAY 31, 1992 - MARCH 31, 1999

          DATE        FUND/NAV     LB7YMBI
       5/31/92         $10,000     $10,000
       6/30/92         $10,120     $10,159
       7/31/92         $10,459     $10,462
       8/31/92         $10,327     $10,354
       9/30/92         $10,391     $10,438
      10/31/92         $10,274     $10,368
      11/30/92         $10,517     $10,522
      12/31/92         $10,613     $10,608
       1/31/92         $10,722     $10,763
       2/28/93         $11,041     $11,093
       3/31/93         $10,905     $10,947
       4/30/93         $10,983     $11,015
       5/31/93         $11,031     $11,048
       6/30/93         $11,157     $11,250
       7/31/93         $11,180     $11,252
       8/31/93         $11,344     $11,451
       9/30/93         $11,441     $11,577
      10/31/93         $11,464     $11,607
      11/30/93         $11,391     $11,505
      12/31/93         $11,549     $11,716
       1/31/94         $11,652     $11,840
       2/28/94         $11,465     $11,583
       3/31/94         $11,134     $11,274
       4/30/94         $11,193     $11,356
       5/31/94         $11,258     $11,413
       6/30/94         $11,224     $11,392
       7/31/94         $11,357     $11,553
       8/31/94         $11,381     $11,613
       9/30/94         $11,281     $11,502
      10/31/94         $11,171     $11,387
      11/30/94         $11,023     $11,221
      12/31/94         $11,180     $11,391
       1/31/95         $11,369     $11,604
       2/28/95         $11,556     $11,866
       3/31/95         $11,627     $11,989
       4/30/95         $11,635     $12,021
       5/31/95         $11,821     $12,341
       6/30/95         $11,780     $12,330
       7/31/95         $11,880     $12,487
       8/31/95         $11,965     $12,634
       9/30/95         $12,029     $12,683
      10/31/95         $12,117     $12,793
      11/30/95         $12,227     $12,934
      12/31/95         $12,279     $13,003
       1/31/96         $12,368     $13,129
       2/28/96         $12,302     $13,084
       3/31/96         $12,151     $12,956
       4/30/96         $12,133     $12,932
       5/31/96         $12,113     $12,913
       6/30/96         $12,148     $13,012
       7/31/96         $12,201     $13,120
       8/31/96         $12,232     $13,127
       9/30/96         $12,351     $13,246
      10/31/96         $12,442     $13,388
      11/30/96         $12,647     $13,612
      12/31/96         $12,569     $13,570
       1/31/97         $12,538     $13,619
       2/28/97         $12,662     $13,732
       3/31/97         $12,553     $13,554
       4/30/97         $12,658     $13,624
       5/31/97         $12,803     $13,795
       6/30/97         $12,900     $13,927
       7/31/97         $13,133     $14,249
       8/31/97         $13,053     $14,149
       9/30/97         $13,163     $14,298
      10/31/97         $13,221     $14,383
      11/30/97         $13,296     $14,434
      12/31/97         $13,493     $14,610
       1/31/98         $13,669     $14,763
       2/28/98         $13,719     $14,777
       3/31/98         $13,747     $14,777
       4/30/98         $13,702     $14,691
       5/31/98         $13,852     $14,907
       6/30/98         $13,899     $14,949
       7/31/98         $13,905     $14,999
       8/31/98         $14,048     $15,227
       9/30/98         $14,132     $15,423
      10/31/98         $14,112     $15,445
      11/30/98         $14,125     $15,487
      12/31/98         $14,159     $15,520
       1/31/99         $14,250     $15,747
       2/28/99         $14,196     $15,657
       3/31/99         $14,200     $15,652


Performance**                 Class A    Class B   Class C
----------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------
One Year                       3.9%       3.3%       3.2%
Five Years                     N.A.       5.0        4.7
Life of Fund+                  6.6        5.2        3.8

SEC Average Annual Total Returns (including sales charge or
applicable CDSC)
-----------------------------------------------------------
One Year                       1.6%       0.3%       2.3%
Five Years                     N.A.       5.0        4.7
Life of Fund+                  5.8        5.2        3.8

+Inception dates: Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93

* Source: TowersData, Bethesda, MD.

  The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged market index of intermediate-term municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 6/30/96 at net asset value would have been worth $11,911 on March 31, 1999; $11,645, including the Fund's 2.25% maximum sales charge. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $12,165 on March 31, 1999.

**Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC 1-Year return for Class C reflects
  1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 1999
Assets
------------------------------------------------------
Investment in National Limited Maturity
   Municipals Portfolio,
   at value (identified cost,
      $85,519,419)                        $ 89,966,384
Receivable for Fund shares sold                 41,671
------------------------------------------------------
TOTAL ASSETS                              $ 90,008,055
------------------------------------------------------

Liabilities
------------------------------------------------------
Dividends payable                         $    186,050
Payable for Fund shares redeemed                65,209
Other accrued expenses                          65,741
------------------------------------------------------
TOTAL LIABILITIES                         $    317,000
------------------------------------------------------
NET ASSETS                                $ 89,691,055
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $ 89,125,238
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                         (4,054,410)
Accumulated undistributed net investment
   income                                      173,262
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                          4,446,965
------------------------------------------------------
TOTAL                                     $ 89,691,055
------------------------------------------------------

Class A Shares
------------------------------------------------------
NET ASSETS                                $ 73,047,714
SHARES OUTSTANDING                           6,964,091
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)    $      10.49
MAXIMUM OFFERING PRICE PRICE PER SHARE
   (100 DIVIDED BY 97.75 of $10.49)       $      10.73
------------------------------------------------------

Class B Shares
------------------------------------------------------
NET ASSETS                                $  5,450,483
SHARES OUTSTANDING                             519,616
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)    $      10.49
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 11,192,858
SHARES OUTSTANDING                           1,140,201
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)    $       9.82
------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 1999
Investment Income
------------------------------------------------------
Interest allocated from Portfolio         $  5,373,501
Expenses allocated from Portfolio             (543,355)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $  4,830,146
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees fees and expenses                $      2,281
Distribution and service fees
   Class A                                     103,431
   Class B                                      65,596
   Class C                                      92,905
Transfer and dividend disbursing agent
   fees                                         80,371
Registration fees                               54,956
Printing and postage                            20,916
Legal and accounting services                   17,721
Custodian fee                                   13,282
Amortization of organization expenses           12,873
Miscellaneous                                    8,173
------------------------------------------------------
TOTAL EXPENSES                            $    472,505
------------------------------------------------------

NET INVESTMENT INCOME                     $  4,357,641
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $    650,727
   Financial futures contracts                (278,032)
------------------------------------------------------
NET REALIZED GAIN                         $    372,695
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                            $ (1,202,223)
   Financial futures contracts                  19,807
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (1,182,416)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $   (809,721)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  3,547,920
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED        YEAR ENDED
in Net Assets                             MARCH 31, 1999    MARCH 31, 1998
---------------------------------------------------------------------------
From operations --
   Net investment income                    $   4,357,641     $   3,838,067
   Net realized gain (loss)                       372,695          (124,047)
   Net change in unrealized appreciation
      (depreciation)                           (1,182,416)        3,832,336
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                               $   3,547,920     $   7,546,356
---------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                               $  (3,615,580)    $  (2,409,865)
      Class B                                    (307,519)       (1,219,304)
      Class C                                    (398,999)               --
   In excess of net investment income
      Class C                                      (6,536)               --
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS         $  (4,328,634)    $  (3,629,169)
---------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                               $   7,371,984     $          --
      Class B                                   2,345,291         2,211,837
      Class C                                   9,829,014                --
   Issued in reorganization of EV
      Traditional and Classic National
      LimitedMaturity Municipals Funds
      Class A                                  12,949,960                --
      Class C                                   7,722,266                --
   Net asset value of shares issued to
      shareholders in payment
      ofdistributions declared
      Class A                                   1,179,583           894,751
      Class B                                     187,434           671,538
      Class C                                     293,045                --
   Cost of shares redeemed
      Class A                                 (13,891,191)      (15,646,244)
      Class B                                  (2,497,374)       (6,283,507)
      Class C                                  (6,547,691)               --
   Net asset value of shares exchanged
      Class A                                   6,070,355        35,328,625
      Class B                                  (6,070,355)      (35,328,625)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS             $  18,942,321     $ (18,151,625)
---------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS       $  18,161,607     $ (14,234,438)
---------------------------------------------------------------------------

                                          YEAR ENDED        YEAR ENDED
Net Assets                                MARCH 31, 1999    MARCH 31, 1998
---------------------------------------------------------------------------
At beginning of year                        $  71,529,448     $  85,763,886
---------------------------------------------------------------------------
AT END OF YEAR                              $  89,691,055     $  71,529,448
---------------------------------------------------------------------------

Accumulated
undistributed
net investment income
included in net assets
---------------------------------------------------------------------------
AT END OF YEAR                              $     173,262     $     140,445
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED MARCH 31,
                                             ------------------------------------------------------
                                                          1999                        1998
                                             ------------------------------- ----------------------
                                                CLASS A    CLASS B  CLASS C     CLASS A    CLASS B
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year         $ 10.580      $10.580  $ 9.920  $ 10.070      $10.070
---------------------------------------------------------------------------------------------------

Income from operations
---------------------------------------------------------------------------------------------------
Net investment income                        $  0.519      $ 0.412  $ 0.407  $  0.527      $ 0.454(2)
Net realized and unrealized gain (loss)        (0.090)      (0.066)  (0.089)    0.488        0.488
---------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                 $  0.429      $ 0.346  $ 0.318  $  1.015      $ 0.942
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income                   $ (0.519)     $(0.436) $(0.411) $ (0.505)     $(0.432)
In excess of net investment income                 --           --   (0.007)       --           --
From net realized gain                             --           --       --        --           --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          $ (0.519)     $(0.436) $(0.418) $ (0.505)     $(0.432)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR               $ 10.490      $10.490  $ 9.820  $ 10.580      $10.580
---------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                  3.89%        3.29%    3.24%    10.50%        9.52%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)      $ 73,048      $ 5,450  $11,193  $ 59,992      $11,538
Ratios (As a percentage of average daily net
   assets):
   Expenses(5)(6)                                0.98%        1.73%    1.81%     0.99%        1.73%
   Expenses after custodian fee reduction(5)     0.97%        1.72%    1.80%     0.98%        1.72%
   Net investment income                         4.96%        4.23%    4.10%     5.16%        4.42%
---------------------------------------------------------------------------------------------------


                                                      1997               1996          1995
                                             ----------------------- ------------- -------------
                                              CLASS A(1)   CLASS B      CLASS B       CLASS B
---------------------------------------------
Net asset value -- Beginning of year         $10.030      $ 10.170   $ 10.130      $ 10.160
---------------------------------------------
Income from operations
---------------------------------------------
Net investment income                        $ 0.393      $  0.428   $  0.413      $  0.400
Net realized and unrealized gain (loss)        0.033(3)     (0.098)     0.040         0.033
---------------------------------------------
TOTAL INCOME FROM OPERATIONS                 $ 0.426      $  0.330   $  0.453      $  0.433
---------------------------------------------
Less distributions
---------------------------------------------
From net investment income                   $(0.386)     $ (0.430)  $ (0.413)     $ (0.400)
In excess of net investment income                --            --         --        (0.058)
From net realized gain                            --            --         --        (0.005)
---------------------------------------------
TOTAL DISTRIBUTIONS                          $(0.386)     $ (0.430)  $ (0.413)     $ (0.463)
---------------------------------------------
NET ASSET VALUE -- END OF YEAR               $10.070      $ 10.070   $ 10.170      $ 10.130
---------------------------------------------
TOTAL RETURN(4)                                 4.06%         3.30%      4.51%         4.43%
---------------------------------------------
Ratios/Supplemental Data
---------------------------------------------
Net assets, end of year (000's omitted)      $37,072      $ 48,692   $112,027      $141,289
Ratios (As a percentage of average daily net
   assets):
   Expenses(5)(6)                               0.99%(7)      1.69%      1.64%         1.57%
   Expenses after custodian fee reduction(5)    0.97%(7)      1.67%      1.63%           --
   Net investment income                        5.14%(7)      4.37%      4.04%         3.99%
---------------------------------------------

(1) For the period from the start of business, June 27, 1996, to March 31, 1997.
(2) Net investment income per share was computed using average shares outstanding.
(3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.
(7)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance National Limited Maturity Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A (formerly Class II), Class B (formerly Class I) and Class C shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the National Limited Maturity Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.99% at March 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryover of $4,054,411 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire on March 31, 2003 ($1,528,831), March 31, 2004 ($1,214,155), March 31, 2005 ($990,979), and
   March 31, 2006 ($320,446). Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

 E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   used to reduce the Fund's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

 G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Dividends are declared separately for each class of shares. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 2000 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED MARCH 31,
                                          -------------------------------
CLASS A                                   1999             1998
-------------------------------------------------------------------------
Sales                                            698,813               --
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                     111,504           86,113
Redemptions                                   (1,312,375)      (1,509,686)
Exchange to Class A shares                       573,363        3,411,349
Issued to EV Traditional National
 Limited Maturity Municipals Fund
 Shareholders                                  1,224,418               --
-------------------------------------------------------------------------
NET INCREASE                                   1,295,723        1,987,776
-------------------------------------------------------------------------

                                               YEAR ENDED MARCH 31,
                                          -------------------------------
CLASS B                                   1999             1998
-------------------------------------------------------------------------
Sales                                            221,173          212,978
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                      17,715           65,151
Redemptions                                     (236,471)        (609,705)
Exchange to Class A shares                      (573,363)      (3,411,349)
-------------------------------------------------------------------------
NET DECREASE                                    (570,946)      (3,742,925)
-------------------------------------------------------------------------

                                          YEAR ENDED
CLASS C                                   MARCH 31, 1999
-------------------------------------------------------------------------
Sales                                            993,040
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                      29,613
Redemptions                                     (661,276)
Issued to EV Classic National Limited
 Maturity Municipals Fund Shareholders           778,824
-------------------------------------------------------------------------
NET INCREASE                                   1,140,201
-------------------------------------------------------------------------

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $2,943 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended March 31, 1999.

   Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has adopted a distribution plan ("Class B Plan" and "Class C Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan ("Class A Plan,") (collectively, "the Plans"). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended March 31, 1999, the Fund paid or accrued $54,772 and $72,138 for Class B and Class C shares, respectively, to EVD, representing 0.75% of the average daily net assets for Class B and Class C shares. At March 31, 1999, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $352,000 and $4,502,000 for Class B and Class C shares, respectively.

   In addition, the Plans also authorize each class to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly service fee payments to EVD and Authorized Firms in amounts not expected to exceed 0.15% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C Plan authorizes the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments for the year ended March 31, 1999, amounted to $103,431, $10,824, and $20,767 for Class A, Class B, and Class C shares, respectively. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within four years of purchase. A CDSC is imposed on certain Class C shares redeemed within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B and Class C shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $20,000 and $1,000 of CDSCs paid by shareholders for Class B shares and Class C shares, respectively, for the year ended March 31, 1999.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 1999, aggregated $26,384,858 and $33,566,159, respectively.

8 Transfer of Net Assets
-------------------------------------------
   On April 1, 1998, the existing Class I and Class II shares of EV Marathon National Limited Maturity Municipals Fund were designated Class B and Class A shares, respectively. In addition, the Fund acquired the net assets of the EV Traditional National Limited Maturity Municipals Fund and EV Classic National Limited Maturity Municipals Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon National Limited Maturity Municipals Fund, at the closing, issued 1,224,418 Class A shares and 778,824 Class C shares of the Fund having an aggregate value of $12,949,960 and $7,722,266, respectively. As a result, the Fund issued 0.965 shares of Class A and one share of Class C for each share of EV Traditional National Limited Maturity Municipals Fund and EV Classic National Limited Maturity Municipals Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Traditional National Limited Maturity Municipals Fund's and EV Classic National Limited Maturity Municipals Fund's net assets at the date of the transaction were $12,949,960 and $7,722,266, including $480,130 and $490,592 of unrealized appreciation, respectively. Directly after the merger, the combined net assets of the Eaton Vance National Limited Maturity Municipals Fund (formerly "EV Marathon National Limited Maturity Municipals Fund") were $92,201,674 with a net asset value of $10.58, $10.58 and $9.92 for Class A, Class B and Class C, respectively.

9 Name Change
-------------------------------------------
   Effective April 1, 1998, EV Marathon National Limited Maturity Municipals Fund changed its name to Eaton Vance National Limited Maturity Municipals Fund.

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INVESTMENT TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Limited Maturity Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1999 and 1998 and the financial highlights for each of the years in the five-year period ended March 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance National Limited Maturity Municipals Fund at March 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         April 30, 1999

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Assisted Living -- 1.2%
  ---------------------------------------------------------------------------------------
  NR       NR          $1,000      New Jersey EDA, (Chelsea at East
                                   Brunswick), (AMT), 8.00%, 10/1/07         $  1,096,450
  ---------------------------------------------------------------------------------------
                                                                             $  1,096,450
  ---------------------------------------------------------------------------------------
  Cogeneration -- 8.8%
  ---------------------------------------------------------------------------------------
  NR       BBB+        $  470      Eastern Connecticut Resource Recovery
                                   Authority, (Wheelabrator Lisbon), (AMT),
                                   5.50%, 1/1/20                             $    465,084
  NR       BBB-         1,075      New Jersey EDA, (Trigen-Trenton), (AMT),
                                   6.10%, 12/1/05                               1,143,531
  NR       BB+          1,250      New Jersey EDA, (Vineland Cogeneration)
                                   (AMT), 7.875%, 6/1/19                        1,349,663
  NR       NR             500      Palm Beach County, FL, (Okeelanta
                                   Power), (AMT), 6.85%, 2/15/21(1)               385,000
  NR       NR             500      Palm Beach County, FL, (Osceola Power),
                                   (AMT), 6.95%, 1/1/22(1)                        380,000
  NR       NR           1,800      Pennsylvania EDA, (Resource Recovery
                                   Northampton), 6.75%, 1/1/07                  1,938,456
  NR       BBB-         2,000      Pennsylvania EDA, (Resources
                                   Recovery-Colver), (AMT), 7.05%, 12/1/10      2,195,319
  ---------------------------------------------------------------------------------------
                                                                             $  7,857,053
  ---------------------------------------------------------------------------------------
  Economic Development Revenue -- 1.0%
  ---------------------------------------------------------------------------------------
  NR       B+          $  950      Michigan State Strategic Fund, (Crown
                                   Paper), 6.25%, 8/1/12                     $    871,065
  ---------------------------------------------------------------------------------------
                                                                             $    871,065
  ---------------------------------------------------------------------------------------
  Education -- 3.1%
  ---------------------------------------------------------------------------------------
  Ba1      NR          $1,000      New Hampshire HEFA, (Colby-Sawyer
                                   College), 7.20%, 6/1/12                   $  1,085,830
  NR       BBB            500      New Hampshire HEFA, (Rivier College),
                                   5.55%, 1/1/18                                  500,155
  Aa3      AA-          1,700      University of Illinois, 0.00%, 4/1/15          755,922
  Aa3      AA-          1,000      University of Illinois, 0.00%, 4/1/16          419,210
  ---------------------------------------------------------------------------------------
                                                                             $  2,761,117
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Escrowed/Prerefunded -- 19.1%
  ---------------------------------------------------------------------------------------
  NR       A+          $3,500      California Statewide Communities
                                   Development Corp., (Pacific Homes),
                                   Prerefunded to 4/1/03, 5.90%, 4/1/09      $  3,785,704
  Aaa      AAA            500      Grand Ledge, MI, Public School District,
                                   (MBIA), Prerefunded to 5/1/04, 7.875%,
                                   5/1/11                                         598,400
  NR       AAA          4,185      Illinois Development Finance Authority,
                                   (Regency Park), Escrowed to Maturity,
                                   0.00%, 7/15/25                                 932,125
  NR       NR           3,500      Maricopa County, AZ, IDA, Multifamily,
                                   Escrowed to Maturity, 6.45%, 1/1/17          3,973,024
  NR       NR             945      Maricopa County, AZ, IDA, Multifamily,
                                   Escrowed to Maturity, 7.876%, 1/1/11         1,133,253
  Baa3     NR           1,107      Massachusetts HEFA, (Milford-
                                   Whitinsville Hospital), Escrowed to
                                   Maturity, 7.125%, 7/15/02                    1,172,378
  Aaa      NR           3,000      Massachusetts Turnpike Authority,
                                   Escrowed to Maturity, 5.00%, 1/1/20          3,036,629
  Baa      BBB+           670      Richardson, TX, Hospital Authority
                                   (Baylor/Richardson Medical Center),
                                   Prerefunded to 12/01/03, 6.50%, 12/1/12        752,276
  NR       AAA          1,410      Saint Tammany Public Trust Finance
                                   Authority, LA (Christwood), Escrowed to
                                   Maturity, 8.75%, 11/15/05                    1,648,135
  ---------------------------------------------------------------------------------------
                                                                             $ 17,031,924
  ---------------------------------------------------------------------------------------
  General Obligations -- 9.6%
  ---------------------------------------------------------------------------------------
  Baa1     A-          $4,000      Detroit, MI, 6.50%, 4/1/02(2)             $  4,268,399
  A3       A-             750      New York City, NY, 0.00%, 8/1/07               518,033
  Aa1      AA+            750      Ohio State, 0.00%, 8/1/08                      499,628
  Baa1     A            1,500      Puerto Rico Aqueduct and Sewer
                                   Authority, 5.00%, 7/1/15                     1,507,050
  NR       NR           1,755      Youngstown, OH, County School District,
                                   6.40%, 7/1/00                                1,790,188
  ---------------------------------------------------------------------------------------
                                                                             $  8,583,298
  ---------------------------------------------------------------------------------------
  Hospital -- 7.1%
  ---------------------------------------------------------------------------------------
  NR       NR          $1,900      Colorado Health Facilities Authority,
                                   (Steamboat Springs Health), 5.00%,
                                   9/15/03                                   $  1,934,466

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Hospital (continued)
  ---------------------------------------------------------------------------------------
  Aa3      AA-         $  500      Cuyahoga County, OH, Hospital Authority,
                                   (Cleveland Health Clinic), 5.25%, 1/1/12  $    516,050
  NR       NR             750      Forsyth County, GA, Hospital Authority,
                                   (Georgia Baptist Health Care System),
                                   6.00%, 10/1/08                                 747,855
  Baa      BBB-           450      Illinois Health Facilities Authority,
                                   (Proctor Community Hospital), 7.375%,
                                   1/1/23                                         473,882
  NR       BBB            500      Michigan Hospital Finance Authority,
                                   (Gratiot Community Hospital), 6.10%,
                                   10/1/07                                        532,440
  NR       BB-            500      New Hampshire HEFA, (Littleton Hospital
                                   Association), 5.45%, 5/1/08                    505,865
  Baa      BBB+         1,070      Richardson, TX, Hospital Authority
                                   (Baylor/Richardson Medical Center),
                                   6.50%, 12/1/12                               1,159,035
  NR       NR             465      San Gorgonio, CA, Memorial Health Care
                                   District, 5.60%, 5/1/11                        460,755
  ---------------------------------------------------------------------------------------
                                                                             $  6,330,348
  ---------------------------------------------------------------------------------------
  Housing -- 6.5%
  ---------------------------------------------------------------------------------------
  NR       NR          $  500      Arkansas Development Finance Authority,
                                   MFMR, (Park Apartments), (AMT), 5.95%,
                                   12/1/28                                   $    496,505
  A2       NR           1,005      Illinois Development Finance Authority,
                                   Elderly Housing, (Mattoon Tower),
                                   (Section 8), 6.35%, 7/1/10                   1,049,019
  Baa3     NR             855      Illinois Development Finance Authority,
                                   Elderly Housing, (Rome Meadows), 6.40%,
                                   2/1/03                                         881,787
  Baa3     NR           1,145      Illinois Development Finance Authority,
                                   Elderly Housing, (Rome Meadows), 6.65%,
                                   2/1/06                                       1,197,178
  Aa2      AA           2,000      Wisconsin Housing and Economic
                                   Development Authority, (Home Ownership),
                                   (AMT), 6.45%, 9/1/27                         2,148,720
  ---------------------------------------------------------------------------------------
                                                                             $  5,773,209
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------

  Industrial Development Revenue -- 14.8%
  ---------------------------------------------------------------------------------------
  NR       NR          $  690      Austin, TX, (Cargoport Development LLC),
                                   (AMT), 7.50%, 10/1/07                     $    727,481
  NR       NR             455      Austin, TX, (Cargoport Development LLC),
                                   (AMT), 8.30%, 10/1/21                          501,155
  Baa2     BB+            500      Chicago, IL, O'Hare International
                                   Airport, (United Airlines, Inc.), 5.35%,
                                   9/1/16                                         498,015
  NR       BBB-         1,000      Clark County, NV, (Nevada Power Co.),
                                   (AMT), 5.90%, 10/1/30                        1,021,420
  A3       BBB+         1,000      Columbus, NC (International Paper Co.),
                                   5.80%, 12/1/16                               1,042,740
  NR       NR           1,100      Eagle County, CO, Airport Terminal Corp.
                                   (American Airlines), (AMT), 6.75%,
                                   5/1/06                                       1,162,282
  Baa1     BBB            500      Gulf Coast, TX, Waste Disposal,
                                   (Champion International Corp.), (AMT),
                                   6.875%, 12/1/28                                542,675
  NR       NR             900      Iowa Finance Authority, (Southbridge
                                   Mall), 6.375%, 12/1/13                         917,982
  A3       BBB+           500      Jones County, MS, (International Paper
                                   Co.), 5.80%, 10/1/21                           512,645
  NR       NR             500      Kimball, NE, EDA, (Clean Harbors, Inc.),
                                   10.75%, 9/1/26                                 543,975
  NR       NR             620      Los Angeles, CA, Regional Airport
                                   Improvement Corporate Lease, (TransWorld
                                   Airlines), 6.125%, 5/15/00                     620,223
  Aa2      AA             500      Missouri State Development Finance
                                   Board, Solid Waste Disposal Revenue,
                                   (Proctor and Gamble), (AMT), 5.20%,
                                   3/15/29                                        498,855
  NR       NR           1,000      New Jersey EDA, (Holt Hauling), (AMT),
                                   7.90%, 3/1/27                                1,120,630
  NR       NR             750      Ohio Solid Waste Revenue, (Republic
                                   Engineered Steels, Inc.), (AMT), 9.00%,
                                   6/1/21                                         803,175
  NR       NR             500      Peru, IL, (Freightways Corp.), 5.25%,
                                   11/1/03                                        497,665
  Baa2     BBB          1,000      Saint Charles Parish, LA, Pollution
                                   Control Revenue, (Union Carbide Corp.),
                                   5.10%, 1/1/12                                  996,770
  NR       NR           1,195      Santa Fe, NM (Crow Hobbs), 8.25%, 9/1/05     1,238,761
  ---------------------------------------------------------------------------------------
                                                                             $ 13,246,449
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Insured-Education -- 1.0%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  620      Golden West Schools Financing Authority,
                                   (MBIA), 5.80%, 2/1/16(3)                  $    687,568
  Aaa      AAA            500      Southern Illinois University, Housing
                                   and Auxiliary Facilities, (MBIA), 0.00%,
                                   4/1/17                                         198,455
  ---------------------------------------------------------------------------------------
                                                                             $    886,023
  ---------------------------------------------------------------------------------------
  Insured-General Obligations -- 1.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $1,000      Paw Paw, MI, Public School District,
                                   (FGIC), 5.00%, 5/1/21(2)                  $    999,290
  ---------------------------------------------------------------------------------------
                                                                             $    999,290
  ---------------------------------------------------------------------------------------
  Insured-Hospital -- 1.6%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,000      El Paso County, TX, Hospital District,
                                   (MBIA), 0.00%, 8/15/06                    $  1,448,960
  ---------------------------------------------------------------------------------------
                                                                             $  1,448,960
  ---------------------------------------------------------------------------------------
  Insured-Special Tax Revenue -- 0.6%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $  500      George L. Smith, (Georgia World Congress
                                   Center-Domed Stadium), (MBIA), (AMT),
                                   6.00%, 7/1/06(3)                          $    533,260
  ---------------------------------------------------------------------------------------
                                                                             $    533,260
  ---------------------------------------------------------------------------------------
  Insured-Transportation -- 1.1%
  ---------------------------------------------------------------------------------------
  Aaa      AAA         $2,500      E-470 Public Highway Authority, CO,
                                   (MBIA), 0.00%, 9/1/17                     $    981,800
  ---------------------------------------------------------------------------------------
                                                                             $    981,800
  ---------------------------------------------------------------------------------------
  Miscellaneous -- 1.8%
  ---------------------------------------------------------------------------------------
  Baa3     NR          $  500      Mashantucket, CT, (Western Pequot
                                   Tribe), 5.55%, 9/1/08                     $    523,490
  NR       NR             500      San Juan, NM, Pueblo Development
                                   Authority, 7.00%, 10/15/06                     491,990
  NR       NR             595      Tax Revenue Exempt Securities Trust,
                                   Community Health Provider, (Pooled Loan
                                   Program Various States Trust
                                   Certificates), 6.00%, 12/1/36                  595,900
  ---------------------------------------------------------------------------------------
                                                                             $  1,611,380
  ---------------------------------------------------------------------------------------

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Nursing Home -- 5.7%
  ---------------------------------------------------------------------------------------
  NR       NR          $1,105      Arizona Health Facilities Authority
                                   Assisted Living Facilites, (Mesa),
                                   7.625%, 1/1/06                            $  1,142,669
  NR       NR             650      Citrus County, FL, IDA, (Beverly
                                   Enterprises), 5.00%, 4/1/03                    648,603
  NR       NR             965      Clovis, NM, IDR, (Retirement Ranches,
                                   Inc.), 7.75%, 4/1/19                         1,054,977
  NR       NR             680      Fairfield, OH, EDA, (Beverly
                                   Enterprises), 8.50%, 1/1/03                    723,901
  NR       NR           1,455      Massachusetts IFA, (Age Institute of
                                   Massachusetts), 7.60%, 11/1/05               1,543,886
  ---------------------------------------------------------------------------------------
                                                                             $  5,114,036
  ---------------------------------------------------------------------------------------
  Pooled Loans -- 4.7%
  ---------------------------------------------------------------------------------------
  Aa2      NR          $1,900      Arizona Educational Loan Marketing
                                   Corp., (AMT), 6.25%, 6/1/06               $  2,079,702
  A        NR           1,000      Arizona Student Loan Acquisition
                                   Authority, (AMT), 7.625%, 5/1/10             1,096,790
  A        NR           1,000      Arkansas Student Loan Authority, (AMT),
                                   6.25%, 6/1/10                                1,039,340
  ---------------------------------------------------------------------------------------
                                                                             $  4,215,832
  ---------------------------------------------------------------------------------------
  Senior Living/Life Care -- 6.7%
  ---------------------------------------------------------------------------------------
  NR       NR          $  785      Albuquerque, NM, Retirement Facility
                                   Revenue, 6.60%, 12/15/28                  $    780,847
  NR       NR             985      Florence, KY, Housing Facilities,
                                   (Bluegrass Housing), 7.25%, 5/1/07           1,103,318
  NR       NR           2,000      Illinois Health Facilities Authority,
                                   (Lutheran Social Services), 6.125%,
                                   8/15/10                                      2,068,980
  NR       NR             500      Kansas City, MO, IDR, (Kingswood Manor),
                                   5.80%, 11/15/17                                483,130
  NR       NR             250      Massachusetts IFA, (Forge Hill), (AMT),
                                   6.75%, 4/1/30                                  238,493
  NR       NR             500      North Miami, FL, HFA, (Imperial Club),
                                   6.75%, 1/1/33                                  490,865
  NR       NR             305      Okaloosa County, FL, Retirement Rental
                                   Housing, (Encore Retirement Partners),
                                   5.25%, 2/1/04                                  305,107
  NR       NR             475      Vermont IDA, (Wake Robins), 8.00%,
                                   4/1/99                                         475,000
  ---------------------------------------------------------------------------------------
                                                                             $  5,945,740
  ---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  RATINGS
  (UNAUDITED)
  -----------        PRINCIPAL
                     AMOUNT
           STANDARD  (000'S
  MOODY'S  & POOR'S  OMITTED)      SECURITY                                  VALUE
  ---------------------------------------------------------------------------------------
  Solid Waste -- 0.3%
  ---------------------------------------------------------------------------------------
  NR       NR          $  500      Robbins, Cook County, IL, (Robbins
                                   Resource Recovery Partners, L.P.),
                                   8.375%, 10/15/10                          $    270,000
  ---------------------------------------------------------------------------------------
                                                                             $    270,000
  ---------------------------------------------------------------------------------------
  Special Tax Revenue -- 0.3%
  ---------------------------------------------------------------------------------------
  NR       NR          $  250      Frederick County, MD, Urbana Community
                                   Development Authority, 6.625%, 7/1/25     $    254,525
  ---------------------------------------------------------------------------------------
                                                                             $    254,525
  ---------------------------------------------------------------------------------------
  Transportation -- 3.9%
  ---------------------------------------------------------------------------------------
  Baa1     BBB+        $2,000      Denver, CO, City and County Airport,
                                   (AMT), 7.00%, 11/15/99                    $  2,042,580
  NR       NR             260      Memphis-Shelby County, TN, Airport
                                   Authority, 6.12%, 12/1/16                      264,350
  NR       NR           1,000      Northwest Arkansas Regional Airport
                                   Authority, (AMT), 7.625%, 2/1/27             1,150,780
  ---------------------------------------------------------------------------------------
                                                                             $  3,457,710
  ---------------------------------------------------------------------------------------
  Total Tax-Exempt Investments -- 100.0%
     (identified cost $84,822,504)                                           $ 89,269,469
  ---------------------------------------------------------------------------------------

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk of such economic developments, at March 31, 1999, 6.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 5.0% of total investments.

At March 31, 1999, the concentration of the Portfolio's investments in the various states, determined as a percentage of total investments is as follows:

Arizona                                                    11%
Illinois                                                   10%
Others, representing less than 10% individually            79%

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

(1)  Non-income producing security.

(2) Security (or a portion thereof) has been segregated to cover when-issued securities.

(3)  When-issued security.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 1999
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $84,822,504)                           $ 89,269,469
Cash                                           314,518
Receivable for investments sold                 20,000
Interest receivable                          1,568,431
------------------------------------------------------
TOTAL ASSETS                              $ 91,172,418
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for when-issued securities        $  1,200,119
Other accrued expenses                           5,905
------------------------------------------------------
TOTAL LIABILITIES                         $  1,206,024
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $ 89,966,394
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $ 85,519,429
Net unrealized appreciation (computed on
   the basis of identified cost)             4,446,965
------------------------------------------------------
TOTAL                                     $ 89,966,394
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 1999
Investment Income
------------------------------------------------------
Interest                                  $  5,373,501
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  5,373,501
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    433,524
Trustees fees and expenses                       8,080
Custodian fee                                   59,215
Legal and accounting services                   24,619
Amortization of organization expenses              219
Miscellaneous                                   29,654
------------------------------------------------------
TOTAL EXPENSES                            $    555,311
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $     11,956
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     11,956
------------------------------------------------------

NET EXPENSES                              $    543,355
------------------------------------------------------

NET INVESTMENT INCOME                     $  4,830,146
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $    650,727
   Financial futures contracts                (278,032)
------------------------------------------------------
NET REALIZED GAIN                         $    372,695
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (1,202,223)
   Financial futures contracts                  19,807
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (1,182,416)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $   (809,721)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  4,020,425
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED        YEAR ENDED
in Net Assets                             MARCH 31, 1999    MARCH 31, 1998
---------------------------------------------------------------------------
From operations --
   Net investment income                    $   4,830,146     $   5,333,661
   Net realized gain (loss)                       372,695          (161,876)
   Net change in unrealized appreciation
      (depreciation)                           (1,182,416)        4,669,424
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                               $   4,020,425     $   9,841,209
---------------------------------------------------------------------------
Capital transactions --
   Contributions                            $  26,384,868     $  44,850,231
   Withdrawals                                (33,566,159)      (64,067,696)
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                             $  (7,181,291)    $ (19,217,465)
---------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                  $  (3,160,866)    $  (9,376,256)
---------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------
At beginning of year                        $  93,127,260     $ 102,503,516
---------------------------------------------------------------------------
AT END OF YEAR                              $  89,966,394     $  93,127,260
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                               YEAR ENDED MARCH 31,
     ------------------------------------------------------------------------
         1999           1998           1997           1996           1995
  ---------------------------------------------------------------------------
  Ratios to
  average daily
  net assets
  ---------------------------------------------------------------------------
  Expenses(1)       0.61%       0.60%       0.60%       0.57%          0.53%
  Expenses
     after
     custodian
     fee
     reduction       0.60%       0.59%       0.58%       0.56%           --
  Net
  investment
     income       5.32%       5.53%       5.45%         5.08%          5.02%
  Portfolio
   Turnover         26%         41%         68%           68%            56%
  ---------------------------------------------------------------------------
  NET
  ASSETS,
     END
     OF
     YEAR
   (000'S
   OMITTED)   $ 89,966   $ 93,127    $102,504       $134,776       $169,621
  ---------------------------------------------------------------------------

(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended March 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   National Limited Maturity Municipals Portfolio (the Portfolio) seeks to provide (1) a high level of current income exempt from regular federal income tax and (2) limited principal fluctuation. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

 I Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 J Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1999, the fee was equivalent to 0.48% of the Portfolio's average net assets for such period and amounted to $433,524. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1999, no significant amounts have been deferred.

3 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

4 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $23,904,996 and $26,745,151 respectively, for the year ended March 31, 1999.

5 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at March 31, 1999, as computed on a federal income tax basis, were as follows:

AGGREGATE COST                            $ 84,822,504
------------------------------------------------------
Gross unrealized appreciation             $  4,906,724
Gross unrealized depreciation                 (459,759)
------------------------------------------------------
NET UNREALIZED APPRECIATION               $  4,446,965
------------------------------------------------------

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At March 31, 1999, there were no outstanding obligations under these financial instruments.

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO AS OF MARCH 31, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Limited Maturity Municipals Portfolio as of March 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1999 and 1998 and the supplementary data for each of the years in the five-year period ended March 31, 1999. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 1999 by correspondence with the custodian and brokers; where replies were not received, alternative procedures were performed. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Limited Maturity Municipals Portfolio at March 31, 1999, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         April 30, 1999

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND AS OF MARCH 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

NATIONAL LIMITED MATURITY MUNICIPALS PORTFOLIO

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and Portfolio
Manager

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Adviser of
National Limited Maturity Municipals Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of
Eaton Vance National Limited Maturity Municipals Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditor
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02109

Eaton Vance National Limited Maturity Municipals Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109


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The report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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3-3975                                                              LNASRC/S-99